Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 17. RELATED PARTY TRANSACTIONS

McBride Matters

On September 26, 2017, the Company entered into a Settlement Agreement and Mutual Release (the “McBride Settlement Agreement”), with William McBride III, our former Chief Executive Officer and director, pursuant to which, among  other things, and in lieu of any other rights or obligations under Mr. McBride’s employment agreement: (i) the Company agreed to pay Mr. McBride $60,000 in cash for wage claims; (ii) the Company issued to Mr. McBride an Unsecured Negotiable Promissory Note with an original principal amount of $300,000 (the “McBride Note”); (iii) Mr. McBride released the Company from all claims and liabilities, including those arising out of his employment, and his employment agreement, with the Company and his separation therefrom (but excluding claims to enforce the provisions of the McBride Settlement Agreement, the McBride Note and the indemnification provisions under his employment agreement); (iv) the Company released Mr. McBride from all claims and liabilities arising out of his employment, and his employment agreement, with the Company and his separation therefrom (excluding (a) claims for intentional tortious conduct, fraud or arising out criminal misconduct other than in connection with such separation (provided such claims were not known to, or reasonably discoverable by the Company), and (b) claims to enforce the provisions of the McBride Settlement Agreement and the restrictive covenants under the employment agreement); and (v) from after the effective date of the Settlement Agreement, the termination of Mr. McBride’s employment shall be deemed a resignation by Mr. McBride.

The McBride Note accrued interest at an annual rate of 4.0% and principal and interest was payable in 24 equal monthly installments of $13,027, which payments commenced on October 31, 2017 and ended on September 30, 2019. During the year ended December 31, 2019, the Company paid $117,247, to Mr. McBride, in full satisfaction of the McBride Settlement Agreement.

Rimland Matters

On May 13, 2019, the Company entered into a Settlement Agreement and Mutual Release (the “Rimland Settlement Agreement”), with Allan J. Rimland, our former Chief Executive Officer, Chief Financial Officer, President and director, who voluntarily resigned his employment effective October 17, 2017, pursuant to which, among other things, and in lieu of any other rights or obligations under Mr. Rimland’s employment agreement, the Company agreed to pay Mr. Rimland $85,000 in cash for claimed breach of employment agreement and for certain compensation alleged to be due and owing and Mr. Rimland released the Company from all claims and liabilities, including those arising out of his employment, and his employment agreement, with the Company (but excluding claims to enforce the provisions of the Rimland Settlement Agreement). The Rimland Settlement Agreement provided for two monthly payments of $25,000 paid by June 30, 2019, followed by three monthly payments of $11,667, paid during July 2019, August 2019 and September 2019.